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                       SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.


                                   FORM 8-KSB


                                 CURRENT REPORT

               Pursuant to Sections 13 of 15(d) of the Securities
                              Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                 July 22, 1996



                        ENVIRONMENTAL PLUS, INCORPORATED
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Texas                             0-13041                             75-1939021
- --------------------------------------------------------------------------------
(State or other              (Commission File                      (IRS Employer
jurisdiction of                   Number)                         Identification
incorporation                                                            Number)


                2995 LBJ Freeway, Suite 200, Dallas, Texas 75234
                ------------------------------------------------
                    (Address of Principal Executive offices)

Registrant's telephone number, including area code (214) 481-1211.
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         ITEM 4. Changes in Registrant's Certifying Accountant.

         (a) On July 22, 1996, the Registrant (the "Company"), at the recommendation of the Company's Board of Directors, replaced Hutton, Patterson & Co. ("Hutton") as the Company's independent accountants and appointed BDO Seidman as the new independent auditors.

         There were no disagreements between the Company and Hutton on any matter of accounting principles or practices, financial statement disclosure or auditing scope of procedure. No events of the kind described in paragraphs (A) through (D) of Section (a)(1)(v) of SEC Regulation S-K, Item 304 occurred with respect to the Company.

         (b) On July 22, 1996, by consent of the Board of Directors without a meeting, the Company engaged BDO Seidman as the new independent auditors for the Company on a consolidated basis.

         Concurrently with the filing of this Form 8-KSB the Company is furnishing Hutton with a copy of this Form 8-KSB requesting Hutton to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein and a courtesy copy is being furnished to BDO Seidman.

         ITEM 5.  Other Events.

         Effective July 11, 1996, the Company changed its name from "Kinlaw Energy Partners Corporation" to "Environmental Plus, Incorporated." In addition, on or about July 22, 1996 the Company's trading symbol on the Nasdaq OTC Bulletin Board was changed to "ENVP."

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ENVIRONMENTAL PLUS, INCORPORATED



                                        By: /s/ J.D. DAVENPORT
                                            ------------------------------------
                                            J.D. Davenport, President
Date: July 23, 1996